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                     Supplement Dated April 1, 1999 to the

                      Prospectus Dated April 28, 1998 of
                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.

                                    and the

                      Prospectuses Dated June 24, 1998 of
                        NUVEEN TAX-FREE RESERVES, INC.
                 NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND
              (a series of Nuveen California Tax-Free Fund, Inc.)
                  NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND
             (a series of Nuveen Tax-Free Money Market Fund, Inc.)
                                   ---------

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective April 1, 1999, each of the above-named funds has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default of securities owned by the fund. The insurance covers substantially all of the funds' investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The funds pay the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. This policy replaces the similar insurance policy from MBIA Insurance Corp. described under "Investment Policies" (or "Portfolio investments", in the case of Nuveen Tax-Exempt Money Market Fund, Inc.) in the Prospectus.

                      PLEASE RETAIN FOR FUTURE REFERENCE
                                                               VGN-S-MMF 4-1-99